LEASES	12 Months Ended
Dec. 27, 2014
LEASES [Abstract]
LEASES
G.	LEASES

We lease certain real estate under operating lease agreements with original terms ranging from one to ten years.  We are required to pay real estate taxes and other occupancy costs under these leases. Certain leases carry renewal options of five to fifteen years.  We also lease motor vehicles, equipment, and an aircraft under operating lease agreements for periods of one to ten years.  Future minimum payments under non-cancelable operating leases on December 27, 2014 are as follows (in thousands):

Operating Leases
2015	$4,865
2016	2,867
2017	2,187
2018	1,868
2019	1,533
Thereafter	897
Total minimum lease payments	$14,217

Rent expense was approximately $5.2 million, $5.2 million, and $6.9 million in 2014, 2013, and 2012, respectively.